Leases	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
Leases

6. Leases

We currently lease our corporate headquarters, CQP, as well as other properties, that are classified as operating leases. Total rent expense was $1.0 million and $0.1 million for the years ended December 31, 2021 and 2020, respectively. We do not have any contingent rent expense or capital leases. Substantially all of the Company’s leases have renewal options.

Minimum rentals payable under all non-cancelable operating leases with terms greater than one year as of December 31, 2021, are as follows (in thousands):

Year ending December 31:
2022	$1,714
2023	1,696
2024	1,692
2025	1,748
2026	1,748
Later years	3,832
Total minimum payments required	$12,430